UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 21, 2008
Bluegreen Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or other Jurisdiction of Incorporation)	0-19292 (Commission File Number)	03-0300793 (IRS Employer Identification Number)

4960 Conference Way North, Suite 100, Boca Raton, Florida (Address of Principal Executive Offices)	33431 (Zip Code)

(Registrant’s telephone number, including area code):	(561) 912-8000
Not applicable

(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On July 21, 2008, Bluegreen Corporation (the “Company”) announced that it had signed a non-binding letter of intent relating to the acquisition of the Company by Diamond Resorts International.
     The letter of intent is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, the Company’s press release, dated July 21, 2008, announcing the Company’s execution of the non-binding letter of intent is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report:

99.1	Non-Binding Letter of Intent dated as of July 21, 2008 between Diamond Resorts International and Bluegreen Corporation

99.2	Press Release issued July 21, 2008 regarding Non-Binding Letter of Intent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 22, 2008

BLUEGREEN CORPORATION
By:	/s/ Anthony M. Puleo
	Name:	Anthony M. Puleo
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Non-Binding Letter of Intent dated as of July 21, 2008 between Diamond Resorts International and Bluegreen Corporation

99.2	Press Release issued July 21, 2008 regarding Non-Binding Letter of Intent

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